ANCHOR SERIES TRUST
Supplement to the Prospectus Dated May 1, 2010

Effective May 28, 2010, in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS,” the disclosure with respect to the “Money Market Portfolio” is amended to reflect that the Portfolio may invest in illiquid securities up to 5% of its net assets (change from the previous limit of 10%).
Dated: June 1, 2010
Versions: Class 1 Full Version & Version 4, and Combined Full Version.

ANCHOR SERIES TRUST
Supplement to the Statement of Additional Information dated May 1, 2010

Effective May 28, 2010, under the heading INVESTMENT GOALS AND STRATEGIES under the sub-heading “Money Market Portfolio,” the following sentence is added as the last sentence of the first paragraph:
The Portfolio may not purchase any “second-tier security” with a remaining maturity greater than 45 days. A second tier security is a security eligible for purchase by the Portfolio that has been rated by NRSROs in the in the second highest short-term rating category or determined by the investment adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality.
Effective May 28, 2010, under the heading SUPPLEMENTAL GLOSSARY, the disclosure relating to “Illiquid and Restricted Securities” is amended to reflect that the Money Market Portfolio may invest in illiquid securities up to 5% of its net assets (change from the previous limit of 10%).
Effective May 28, 2010, under the heading SUPPLEMENTAL GLOSSARY, the disclosure relating to “Short-Term Investments,” is amended by inserting the following text immediately following the introductory paragraph:
Limitations applicable to the Money Market Portfolio. The policies of the Money Market Portfolio, as discussed in the following paragraphs, are amended to reflect the following:
(1)	The Money Market Portfolio may not purchase any “second-tier security” with a remaining maturity greater than 45 days.

(2)	No more than 3% of the Money Market Portfolio’s assets may be invested in second-tier securities, including commercial securities and extendible commercial notes (change from the previous limit of 5%).

(3)	No more than 1/2 of 1% of the Money Market Portfolio’s assets may be invested in second-tier securities issued by a single issuer (change from the previous limit of the greater of 1% or $1 million).

(4)	The Money Market Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 5% of the value of its net assets (change from previous limit of 10%).
Effective June 30, 2010, under the heading INVESTMENT GOALS AND STRATEGIES, the disclosure relating to the “Money Market Portfolio” is amended to delete the fourth sentence of the first paragraph and replace it with the following:
As a result, the Portfolio invests in a diversified portfolio of money market instruments maturing in 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 60 days (change from the previous limit of 90 days).
All references to Presidential Life Insurance Company are deleted in their entirety.
Dated: June 1, 2010